The UBS Funds

Supplement To The Statement Of Additional Information ("SAI") Dated October 28, 2006

March 21, 2007

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information ("SAI") of The UBS Funds with respect to payments by UBS Global AM (US) – Class Y shares.

Please note the following specific change:

The following text is added to the paragraph under the section captioned "Payments by UBS Global AM (US) – Class Y shares" on page 101:

The one time finder's fee is calculated on the date of purchase and may be paid in four equal installments over the first 12 months of ownership. UBS Global AM (US) reserves the right to suspend these payments at any time in its sole discretion.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR SAI DATED OCTOBER 28, 2006.

Item No. ZS300